SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                           PIONEER FLOATING RATE TRUST
                            PIONEER HIGH INCOME TRUST
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER 11, 2007

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters upon which you will be asked to vote and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage
Trust:

     The annual meeting of shareholders of each of the above registered investment management companies (each, a "fund" and, collectively, the "funds") will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, on Tuesday, September 11, 2007 at 11:00 a.m., Eastern time, to consider the following:

     1. To elect three Trustees of your fund, as named in the attached proxy statement, two by the holders of Common and Preferred Shares of your fund, voting together as a single class, and one by the holders of Preferred Shares of your fund, voting as a separate class. Each elected Trustee will serve for a three-year term or until a successor is elected.

     2. To consider any other business that may properly come before the meeting.

     Each fund will hold a separate meeting. Shareholders of each fund will vote separately.


YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO 1.
     Shareholders of record as of the close of business on June 20, 2007 are entitled to vote at the meeting and any adjournment or postponement thereof.


                                 By Order of each Board of Trustees,

                                 Dorothy E. Bourassa, Secretary

Boston, Massachusetts
August 3, 2007
                                  -----------------
                                  -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                                                                  20906-00-0607

                               PROXY STATEMENT OF

                           PIONEER FLOATING RATE TRUST
                            PIONEER HIGH INCOME TRUST
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services Inc. ("PIMSS") at 1-800-622-3265.


                                  INTRODUCTION

     This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each fund referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") and the holders of preferred shares of beneficial interest (the "Preferred Shares") of each fund. The Common Shares and the Preferred Shares of each fund sometimes are referred to herein collectively as the "Shares". Each meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 11:00 a.m., Eastern time, on Tuesday, September 11, 2007, and at any adjournments or postponements of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about August 3, 2007. The annual report for each fund for its most recently completed fiscal year was previously mailed to shareholders.

                             WHO IS ELIGIBLE TO VOTE

     Shareholders of record of each fund as of the close of business on June 20, 2007 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments or postponements thereof. The affirmative vote of a plurality of the Common and Preferred Shares of each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect the nominee for Trustee designated to be elected by the Common and Preferred Shares of each fund.

The affirmative vote of a plurality of the Preferred Shares of each fund present at the meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares of each fund. Election by plurality means those three persons who receive the highest number of votes from their respective classes of shares cast "FOR" shall be elected. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted FOR each of the nominees for Trustee listed on the proxy card. If any other business properly comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

  Shareholders of each fund will only vote on proposals relating to their fund.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

     Shareholders of each fund are being asked to consider the election of three nominees to the Board of Trustees of each fund. All of the nominees for election to each fund's Board currently serve as Trustees for the fund and have served in that capacity continuously since originally elected or appointed. Each Trustee shall be elected to hold office for a three-year term and until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of each fund.

     The Agreement and Declaration of Trust for each fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. Each fund's Board of Trustees is divided into three staggered term classes -- Class I, Class II and Class III. Class I Trustees are being submitted to shareholders for election at the meetings for Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Class II Trustees are being submitted to shareholders for election at the meeting for Pioneer High Income Trust.

             Each fund's Board of Trustees consists of nine members.

Pioneer High Income Trust
     The terms of the Class II Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2007 annual meeting; the terms of the Class III Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire in 2008; and the terms of the Class I Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009.

Pioneer Floating Rate Trust
     The terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2007 annual meeting; the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire in 2008; and the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009.

Pioneer Municipal High Income Trust
      The terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2007 annual meeting; the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire in 2008; and the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009.

Pioneer Municipal High Income Advantage Trust
     The terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2007 annual meeting; the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire in 2008; and the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009.

     Subsequently, for each fund, each class of Trustees will stand for election at the conclusion of its respective three-year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of each fund.

     The following table sets forth the incumbent Trustees and each Trustee's position(s) with each fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 83 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 34 of the 83 Pioneer Funds, Mr. West serves as Trustee of 33 of the 83 Pioneer Funds, and Mr. Bock serves as Trustee of 82 of the 83 Pioneer Funds. The address of all Interested Trustees is 60 State Street, Boston, Massachusetts 02109.

                                                                                          Other
                                       Term of Office                                 Directorships
                       Position(s)          and                                       Held by this
      Name, Age           Held            Length of        Principal Occupation(s)     Trustee or
     and Address      With the Fund        Service         During Past Five Years        Nominee
-------------------- --------------- ------------------ ---------------------------- --------------
Interested Trustees:
John F. Cogan, Jr.   Chairman of     High Income        Deputy Chairman and a        None
(81)*                the Board,      Trust: Class II    Director of Pioneer Global
                     Trustee and     Trustee since      Asset Management S.p.A.
                     President       2002. Term         ("PGAM"); Non-Executive
                                     expires in 2007.   Chairman and a Director
                                     Elected by         of Pioneer Investment
                                     Preferred          Management USA Inc.
                                     Shares only.       ("PIM-USA"); Chairman
                                     Municipal High     and a Director of Pioneer;
                                     Income Trust:      Chairman and Director of
                                     Class I Trustee    Pioneer Institutional Asset
                                     since 2003.        Management, Inc. (since
                                     Term expires in    2006); Director of
                                     2007. Elected      Pioneer Alternative
                                     by Preferred       Investment Management
                                     Shares only.       Limited (Dublin);
                                     Municipal High     President and a Director
                                     Income             of Pioneer Alternative
                                     Advantage          Investment Management
                                     Trust: Class I     (Bermuda) Limited and
                                     Trustee since      affiliated funds; Director
                                     2003. Term         of PIOGLOBAL Real
                                     expires in 2007.   Estate Investment
                                     Elected by         Fund (Russia) (until
                                     Preferred          June 2006); Director of
                                     Shares only.       Nano-C, Inc. (since
                                     Floating Rate      2003); Director of Cole
                                     Trust: Class I     Management Inc. (since
                                     Trustee since      2004); Director of
                                     2004. Term         Fiduciary Counseling,
                                     expires in 2007.   Inc.; President and
                                     Elected by         Director of Pioneer Funds
                                     Preferred          Distributor, Inc. ("PFD")
                                     Shares only.       (until May 2006);
                                                        President of all of the
                                                        Pioneer Funds; and Of
                                                        Counsel, Wilmer Cutler
                                                        Pickering Hale and Dorr
                                                        LLP (counsel to PIM-USA
                                                        and the Pioneer Funds)

                                                                                              Other
                                          Term of Office                                  Directorships
                          Position(s)           and                                        Held by this
       Name, Age             Held            Length of       Principal Occupation(s)        Trustee or
      and Address        With the Fund        Service         During Past Five Years         Nominee
---------------------- ---------------- ------------------ --------------------------- -------------------
Daniel K. Kingsbury    Trustee and      High Income        Director, CEO and           None
(48)*                  Executive Vice   Trust: Class III   President of Pioneer
                       President        Trustee since      Investment Management
                                        2007. Term         USA Inc.; Pioneer
                                        expires in 2008.   Investment Management,
                                        Municipal High     Inc. and Pioneer
                                        Income Trust:      Institutional Asset
                                        Class II Trustee   Management, Inc. (since
                                        since 2007.        March 2007); Executive
                                        Term expires       Vice President of all of
                                        in 2008.           the Pioneer Funds (since
                                        Municipal High     March 2007); Director of
                                        Income             Pioneer Global Asset
                                        Advantage          Management S.p.A.
                                        Trust: Class II    (since March 2007); Head
                                        Trustee since      of New Markets Division,
                                        2007. Term         Pioneer Global Asset
                                        expires in 2008.   Management S.p.A.
                                        Floating Rate      (2000-2007)
                                        Trust: Class II
                                        Trustee since
                                        2007. Term
                                        expires in 2008.

Independent Trustees:
David R. Bock          Trustee          High Income        Executive Vice President    Director of The
(63)                                    Trust: Class II    and Chief Financial         Enterprise Social
3050 K Street NW,                       Trustee since      Officer, I-trax, Inc.       Investment
Washington, DC 20007                    2005. Term         (publicly traded health     Company
                                        expires in 2007.   care services company)      (privately-held
                                        Municipal High     (2004-present); and         affordable housing
                                        Income Trust:      Partner, Federal City       finance company);
                                        Class I Trustee    Capital Advisors            and Director of
                                        since 2005.        (boutique merchant bank)    New York
                                        Term expires       (1997 to 2004)              Mortgage Trust
                                        in 2007.                                       (publicly traded
                                        Municipal High                                 mortgage REIT)
                                        Income
                                        Advantage
                                        Trust: Class I
                                        Trustee since
                                        2005. Term
                                        expires in 2007.
                                        Floating Rate
                                        Trust: Class I
                                        Trustee since
                                        2005. Term
                                        expires in 2007.

                                                                                                Other
                                            Term of Office                                  Directorships
                           Position(s)           and                                        Held by this
        Name, Age              Held           Length of        Principal Occupation(s)       Trustee or
       and Address        With the Fund        Service         During Past Five Years          Nominee
------------------------ --------------- ------------------- -------------------------- --------------------
Mary K. Bush             Trustee         High Income         President, Bush            Director of Brady
(59)                                     Trust: Class I      International, LLC         Corporation
3509 Woodbine Street,                    Trustee since       (international financial   (industrial
Chevy Chase, MD                          2002. Term          advisory firm)             identification and
20815                                    expires in 2009.                               specialty coated
                                         Municipal High                                 material products
                                         Income Trust:                                  manufacturer);
                                         Class III Trustee                              Director of Briggs
                                         since 2003.                                    & Stratton Co.
                                         Term expires                                   (engine
                                         in 2009.                                       manufacturer);
                                         Municipal High                                 Director of UAL
                                         Income                                         Corporation
                                         Advantage                                      (airline holding
                                         Trust: Class III                               company); and
                                         Trustee since                                  Director of
                                         2003. Term                                     Mantech
                                         expires in 2009.                               International
                                         Floating Rate                                  Corporation
                                         Trust: Class III                               (national security,
                                         Trustee since                                  defense, and
                                         2004. Term                                     intelligence
                                         expires in 2009.                               technology firm)

Margaret B.W. Graham     Trustee         High Income         Founding Director, Vice-   None
(60)                                     Trust: Class III    President and Corporate
1001 Sherbrooke Street                   Trustee since       Secretary, The Winthrop
West, Montreal,                          2002. Term          Group, Inc. (consulting
Quebec, Canada                           expires in 2008.    firm); and Desautels
H3A1G5                                   Municipal High      Faculty of Management,
                                         Income Trust:       McGill University
                                         Class II Trustee
                                         since 2003.
                                         Term expires
                                         in 2008.
                                         Municipal High
                                         Income
                                         Advantage
                                         Trust: Class II
                                         Trustee since
                                         2003. Term
                                         expires in 2008.
                                         Floating Rate
                                         Trust: Class II
                                         Trustee since
                                         2004. Term
                                         expires in 2008.

                                                                                             Other
                                         Term of Office                                  Directorships
                         Position(s)           and                                        Held by this
       Name, Age             Held           Length of       Principal Occupation(s)        Trustee or
      and Address       With the Fund        Service         During Past Five Years         Nominee
---------------------- --------------- ------------------ --------------------------- -------------------
Thomas J. Perna (56)   Trustee         High Income        Private investor (2004-     Director of
89 Robbins Avenue,                     Trust: Class I     present); and Senior        Quadriserv Inc.
Berkeley Heights, NJ                   Trustee since      Executive Vice President,   (technology
07922                                  2006. Term         The Bank of New York        products for
                                       expires in 2009.   (financial and securities   securities lending
                                       Municipal High     services) (1986-2004)       industry)
                                       Income Trust:
                                       Class III Trustee
                                       since 2006.
                                       Term expires
                                       in 2009.
                                       Municipal High
                                       Income
                                       Advantage
                                       Trust: Class III
                                       Trustee since
                                       2006. Term
                                       expires in 2009.
                                       Floating Rate
                                       Trust: Class III
                                       Trustee since
                                       2006. Term
                                       expires in 2009.

                                                                                            Other
                                        Term of Office                                  Directorships
                        Position(s)           and                                       Held by this
      Name, Age             Held           Length of       Principal Occupation(s)       Trustee or
     and Address       With the Fund        Service         During Past Five Years         Nominee
--------------------- --------------- ------------------ --------------------------- ------------------
Marguerite A. Piret   Trustee         High Income        President and Chief         Director of New
(59)                                  Trust: Class I     Executive Officer,          America High
200 State Street,                     Trustee since      Newbury, Piret &            Income Fund, Inc.
12th Floor,                           2002. Term         Company, Inc.               (closed-end
Boston, MA 02109                      expires in 2009.   (investment banking firm)   investment
                                      Elected by                                     company)
                                      Preferred
                                      Shares only.
                                      Municipal High
                                      Income Trust:
                                      Class III Trustee
                                      since 2003.
                                      Term expires
                                      in 2009. Elected
                                      by Preferred
                                      Shares only.
                                      Municipal High
                                      Income
                                      Advantage
                                      Trust: Class III
                                      Trustee since
                                      2003. Term
                                      expires in 2009.
                                      Elected by
                                      Preferred
                                      Shares only.
                                      Floating Rate
                                      Trust: Class III
                                      Trustee since
                                      2004. Term
                                      expires in 2009.
                                      Elected by
                                      Preferred
                                      Shares only.

                                                                                        Other
                                       Term of Office                               Directorships
                       Position(s)           and                                     Held by this
      Name, Age            Held           Length of       Principal Occupation(s)     Trustee or
     and Address      With the Fund        Service        During Past Five Years       Nominee
-------------------- --------------- ------------------ -------------------------- ---------------
Stephen K. West      Trustee         High Income        Senior Counsel, Sullivan   Director, The
(78)                                 Trust: Class II    & Cromwell (law firm)      Swiss Helvetia
125 Broad Street,                    Trustee since                                 Fund, Inc.
New York, NY 10004                   2002. Term                                    (closed-end
                                     expires in 2007.                              investment
                                     Municipal High                                company)
                                     Income Trust:
                                     Class I Trustee
                                     since 2003.
                                     Term expires
                                     in 2007.
                                     Municipal High
                                     Income
                                     Advantage
                                     Trust: Class I
                                     Trustee since
                                     2003. Term
                                     expires in 2007.
                                     Floating Rate
                                     Trust: Class I
                                     Trustee since
                                     2004. Term
                                     expires in 2007.

                                                                                          Other
                                         Term of Office                               Directorships
                         Position(s)           and                                    Held by this
       Name, Age             Held           Length of       Principal Occupation(s)    Trustee or
      and Address       With the Fund        Service        During Past Five Years       Nominee
---------------------- --------------- ------------------ -------------------------- --------------
John Winthrop          Trustee         High Income        President, John Winthrop   None
(71)                                   Trust: Class III   & Co., Inc. (private
One North Adgers                       Trustee since      investment firm)
Wharf,                                 2002. Term
Charleston, SC 29401                   expires in 2008.
                                       Municipal High
                                       Income Trust:
                                       Class II Trustee
                                       since 2003.
                                       Term expires
                                       in 2008.
                                       Municipal High
                                       Income
                                       Advantage
                                       Trust: Class II
                                       Trustee since
                                       2003. Term
                                       expires in 2008.
                                       Floating Rate
                                       Trust: Class II
                                       Trustee since
                                       2004. Term
                                       expires in 2008.

-------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of each fund's investment adviser and/or certain of its affiliates.

Board Committees
     The Board of Trustees for each fund has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Policy Administration Committee and a Valuation Committee. Committee members are as follows:

Audit
     David R. Bock, Margaret B.W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

Independent Trustees
     David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating
     Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

Policy Administration
     Mary K. Bush (Chair), Thomas J. Perna and John Winthrop

Valuation
     David R. Bock, Margaret B.W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

     During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Policy Administration and Valuation Committees of each fund held the following meetings:

                                                                         Municipal
                                                           Municipal    High Income
                                               High       High Income    Advantage    Floating
                                           Income Trust      Trust         Trust     Rate Trust
                                          -------------- ------------- ------------ -----------
Audit Committee .........................       16            15            16          16
Independent Trustees Committee ..........       14            13            14          12
Nominating Committee ....................        5             5             5           3
Policy Administration Committee .........        8             7             8           9
Valuation Committee .....................        4             4             4           4

     All members of each Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange currently in effect. The Board of Trustees of each fund has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

     o Assist the Board of Trustees' oversight of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements that relate to the fund's accounting and financial reporting, internal financial controls and independent audits (except to the extent such responsibility is delegated to another committee of the Board); (iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and

     o Prepare an Audit Committee Report to the extent required by Securities and Exchange Commission ("SEC") to be included in the fund's annual proxy statement and other filings.

     The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of each fund's financial reporting; and (3) received written disclosures and an independence letter from the independent registered public accounting firm and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for Pioneer Floating Rate Trust for the fiscal year ended November 30, 2006, the Annual Reports for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2007 and in the Annual Report for Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2007, for filing with the SEC.

     The Audit Committee charter is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

     Each fund's Board of Trustees has determined that the fund has at least one audit committee financial expert. Ms. Piret, an Independent Trustee, is the Audit Committee's financial expert.

     All members of the Nominating Committee are independent under the applicable listing standards of the New York Stock Exchange, currently in effect and are not interested persons, as defined in the 1940 Act, of Pioneer. The Board of each fund has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to your fund at the address listed on this proxy statement. The Nominating Committee reviews the qualifications of persons being considered as candidates for Independent Trustee and makes recommendations regarding the qualifications of such persons to the Independent Trustees Committee. The Independent Trustees Committee then evaluates any candidate and determines whether to nominate him or her for election. The Trustees who are not Independent Trustees and the officers of each fund are nominated and selected by the Board.

     The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing a fund and to act in the interests of all shareholders, and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criterion.

     As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of each fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Nominating Committee's evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Agreement and Declaration of Trust and By laws of the fund to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

     The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a fund.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with each fund's valuation procedures.

     The Policy Administration Committee reviews the implementation of certain of each fund's administrative policies and procedures.

     The Independent Trustees Committee reviews each fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting separately.

     Each fund's Agreement and Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses reasonably incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     For Pioneer High Income Trust, Pioneer Municipal High Income Advantage Trust, and Pioneer Municipal High Income Trust, during each fund's most recent fiscal year, the Board of Trustees held 11 meetings. For Pioneer Floating Rate Trust, during the fund's most recent fiscal year, the Board of Trustees held 10 meetings. All of the current Trustees and committee members of each fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during that fund's fiscal year.

     The following table indicates the value of shares that each Trustee or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of June 30, 2007. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer fund is based on its closing market price on June 30, 2007. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on June 30, 2007. The dollar ranges in this table are in accordance with SEC requirements.

                                                       Aggregate Dollar Range
                                                       of Equity Securities in
                                                          All Pioneer Funds
                                   Dollar Range of        Overseen or to be
                                  Equity Securities      Overseen by Trustee
Name of Trustee or Nominee           in each Fund            or Nominee
--------------------------------------------------------------------------------
INTERESTED TRUSTEE or NOMINEE
John F. Cogan, Jr. ............       Over $100,000(1)            Over $100,000
                                                 $0(2)
                                                 $0(3)
                                                 $0(4)
Daniel K. Kingsbury* ..........                  $0(1)             Over $100,000
                                                 $0(2)
                                                 $0(3)
                                                 $0(4)
INDEPENDENT TRUSTEE or NOMINEE
David R. Bock .................  $10,001 to $50,000(1)            Over $100,000
                                                 $0(2)
                                                 $0(3)
                                                 $0(4)
Mary K. Bush ..................                  $0(1)            Over $100,000
                                                 $0(2)
                                                 $0(3)
                                                 $0(4)
Margaret B. W. Graham .........      $1 to $10,000(1)             Over $100,000
                                                 $0(2)
                                                 $0(3)
                                                 $0(4)
Thomas J. Perna ...............                  $0(1)            Over $100,000
                                                 $0(2)
                                                 $0(3)
                                                 $0(4)
Marguerite A. Piret ...........                  $0(1)            Over $100,000
                                                 $0(2)
                                                 $0(3)
                                 $10,001 to $50,000(4)
Stephen K. West ...............       $1 to $10,000(1)            Over $100,000
                                                 $0(2)
                                                 $0(3)
                                                 $0(4)
John Winthrop .................       $1 to $10,000(1)            Over $100,000
                                      $1 to $10,000(2)
                                      $1 to $10,000(3)
                                                 $0(4)

-------------
*      Mr. Kingsbury became a Trustee on March 6, 2007.
(1)    Shares held in Pioneer High Income Trust
(2)    Shares held in Pioneer Municipal High Income Trust
(3)    Shares held in Pioneer Municipal High Income Advantage Trust
(4)    Shares held in Pioneer Floating Rate Trust

     For each of the funds, during the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

Material Relationships of the Independent Trustees
     For purposes of the statements below:

     o the immediate family members of any person are his or her spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

     o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, each fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2006, for each fund, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

o    the fund

o    an officer of the fund

o    a related fund

o    an officer of any related fund

o    Pioneer or PFD

o    an officer of Pioneer or PFD

o    any affiliate of Pioneer or PFD

o    an officer of any such affiliate

     During the calendar years 2005 and 2006, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the funds and certain other Pioneer Funds was approximately $173,353 and $287,453 in 2005 and 2006, respectively.

     During the calendar years 2005 and 2006, for each fund, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o    Pioneer

o    PFD

o    UniCredito Italiano

o    any other entity in a control relationship with Pioneer or PFD

     None of the funds' Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o    the fund

o    any related fund

o    Pioneer

o    PFD

o    any affiliated person of the fund, Pioneer or PFD

o    UniCredito Italiano

o    any other entity in a control relationship to the fund, Pioneer or PFD

Compliance with Section 16(a) Reporting Requirements
     Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Except as noted below, based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Other executive officers
     In addition to Mr. Cogan and Mr. Kingsbury, who serve as President and Executive Vice President, respectively, of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.


Name, age and position with each fund                 Principal occupation(s)
--------------------------------------------------------------------------------
Dorothy E. Bourassa (59)                Secretary of PIM-USA; Senior Vice President --
  Secretary                             Legal of Pioneer; Secretary/Clerk of most of
                                        PIM-USA's subsidiaries; and Secretary of all
                                        of the Pioneer Funds since September 2003
                                        (Assistant Secretary from November 2000 to
                                        September 2003)

Christopher J. Kelley (42)              Vice President and Senior Counsel of Pioneer;
  Assistant Secretary                   and Assistant Secretary of all of the Pioneer
                                        Funds since September 2003

Christopher P. Harvey (46)              Partner, Wilmer Cutler Pickering Hale and
  Assistant Secretary                   Dorr LLP; and Assistant Secretary of all of the
                                        Pioneer Funds since July 2006

Vincent Nave (62)                       Vice President -- Fund Accounting,
  Treasurer                             Administration and Controllership Services of
                                        Pioneer; and Treasurer of all of the Pioneer Funds

Mark E. Bradley (47)                    Deputy Treasurer of Pioneer since 2004; Treasurer
  Assistant Treasurer                   and Senior Vice President, CDC IXIS Asset
                                        Management Services from 2002 to 2003; and
                                        Assistant Treasurer of all of the Pioneer Funds
                                        since November 2004

Luis I. Presutti (42)                   Assistant Vice President -- Fund Accounting,
  Assistant Treasurer                   Administration and Controllership Services of
                                        Pioneer; and Assistant Treasurer of all of the
                                        Pioneer Funds

Gary Sullivan (49)                      Fund Accounting Manager -- Fund Accounting,
  Assistant Treasurer                   Administration and Controllership Services of
                                        Pioneer; and Assistant Treasurer of all of the
                                        Pioneer Funds

Name, age and position with each fund                 Principal occupation(s)
--------------------------------------------------------------------------------
Katherine Kim Sullivan (33)             Fund Administration Manager -- Fund
  Assistant Treasurer                   Accounting, Administration and Controllership
                                        Services since June 2003; Assistant Vice
                                        President -- Mutual Fund Operations of State
                                        Street Corporation from June 2002 to June 2003
                                        (formerly Deutsche Bank Asset Management); and
                                        Assistant Treasurer of all of the Pioneer Funds
                                        since September 2003

Teri W. Anderholm (47)                  Chief Compliance Officer of Pioneer since
  Chief Compliance Officer              December 2006 and of all the Pioneer Funds
                                        since January 2007; Vice President and
                                        Compliance Officer, MFS Investment Management
                                        (August 2005 to December 2006); Consultant,
                                        Fidelity Investments (February 2005 to July 2005):
                                        and Independent Consultant (July 1997 to
                                        February 2005)

Compensation of trustees and officers
     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2007. The amounts paid to the Trustees by each fund differ due to (i) membership on or chairing certain committees of the Board of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust:

                                                   Pension or Retirement   Total Compensation
                                     Aggregate      Benefits Accrued as    from the Fund and
                                   Compensation         Part of Fund         Other Pioneer
Name of Trustee                   from each Fund          Expenses               Funds(2)
---------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1) ............$     500.00*
                                  $     500.00**          $  0.00           $    35,300.00
Daniel K. Kingsbury(1),(3) .....  $       0.00*
                                  $       0.00**             0.00           $         0.00
Osbert M. Hood1,(4) ............. $     500.00*
                                  $     500.00**             0.00           $    14,000.00
Independent Trustees:
David R. Bock ..................  $   1,641.41*
                                  $   1,529.60**             0.00           $   148,000.00
Mary K. Bush ...................  $   1,619.00*
                                  $   1,518.17**             0.00           $   146,750.00
Margaret B.W. Graham ...........  $   1,688.75*
                                  $   1,570.92**             0.00           $   152,750.00
Thomas J. Perna ................  $   1,589.18*
                                  $   1,490.10**             0.00           $   143,500.00
Marguerite A. Piret ............  $   1,946.86*
                                  $   1,785.60**             0.00           $   178,250.00
Stephen K. West ................  $   1,591.28*
                                  $   1,491.78**             0.00           $    55,607.57
John Winthrop ..................  $   1,556.41*
                                  $   1,465.40**             0.00           $   140,500.00
                                  ------------            -------           --------------
Total ..........................  $  12,632.81*
                                  $  11,851.57**          $  0.00           $ 1,014,657.57
                                  ============            =======           ==============

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 83 U.S. registered investment portfolios in the Pioneer Family of Funds.
(3)  Mr. Kingsbury became a Trustee on March 6, 2007.
(4)  Mr. Hood resigned as Trustee effective January 9, 2007.
*    Aggregate compensation from Pioneer High Income Trust.
**   Aggregate compensation from Pioneer Municipal High Income Advantage Trust.

     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2007. The amounts paid to the Trustees differ due to
(i) membership on or chairing certain committees of the boards of Trustees and
(ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Municipal High Income Trust:

                                                 Pension or Retirement   Total Compensation
                                    Aggregate     Benefits Accrued as    from the Fund and
                                  Compensation        Part of Fund         Other Pioneer
Name of Trustee                     from Fund           Expenses               Funds(2)
---------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1) ..........  $    500.00           $  0.00           $    35,300.00
Daniel K. Kingsbury(1),(3) .....  $      0.00              0.00           $         0.00
Osbert M. Hood1,(4) ............  $    500.00              0.00           $    14,000.00
Independent Trustees:
David R. Bock ..................  $  1,413.04              0.00           $   148,000.00
Mary K. Bush ...................  $  1,404.24              0.00           $   146,750.00
Margaret B.W. Graham ...........  $  1,445.54              0.00           $   152,750.00
Thomas J. Perna ................  $  1,382.12              0.00           $   143,500.00
Marguerite A. Piret ............  $  1,612.93              0.00           $   178,250.00
Stephen K. West ................  $  1,383.69              0.00           $    55,607.57
John Winthrop ..................  $  1,363.04              0.00           $   140,500.00
                                  -----------           -------           --------------
Total ..........................  $ 11,004.60           $  0.00           $ 1,014,657.57
                                  ===========           =======           ==============

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 83 U.S. registered investment portfolios in the Pioneer Family of Funds.
(3)  Mr. Kingsbury became a Trustee on March 6, 2007.
(4)  Mr. Hood resigned as Trustee effective January 9, 2007.

     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Floating Rate Trust for the fiscal year ended November 30, 2006. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Floating Rate Trust:

                                                 Pension or Retirement   Total Compensation
                                    Aggregate     Benefits Accrued as    from the Fund and
                                  Compensation        Part of Fund         Other Pioneer
Name of Trustee                     from Fund           Expenses               Funds(2)
---------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1) ..........  $    500.00           $  0.00           $    35,300.00
Daniel K. Kingsbury(1),(3) .....  $      0.00              0.00           $         0.00
Osbert M. Hood1,(4) ............  $    500.00              0.00           $    14,000.00
Independent Trustees:
David R. Bock ..................  $  1,977.28              0.00           $   149,500.00
Mary K. Bush ...................  $  1,955.88              0.00           $   148,250.00
Margaret B.W. Graham ...........  $  2,075.37              0.00           $   155,750.00
Thomas J. Perna(5) .............  $  1,640.53              0.00           $   126,053.12
Marguerite A. Piret ............  $  2,426.62              0.00           $   178,250.00
Stephen K. West ................  $  1,882.94              0.00           $    54,506.57
John Winthrop ..................  $  1,834.92              0.00           $   140,500.00
                                  -----------           -------           --------------
Total ..........................  $ 14,793.54           $  0.00           $ 1,002,109.69
                                  ===========           =======           ==============

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 83 U.S. registered investment portfolios in the Pioneer Family of Funds.
(3)  Mr. Kingsbury became a Trustee on March 6, 2007.
(4)  Mr. Hood resigned as Trustee effective January 9, 2007.
(5)  Mr. Perna became a Trustee on February 7, 2006.

Investment adviser and administrator
     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

     The Trustees may, but generally do not, attend shareholder meetings.

Required vote
     In accordance with each fund's Agreement and Declaration of Trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees designated to be elected by such class of shares. Mr. Cogan, Mr. Bock and Mr. West are the current nominees for election for each fund's Board of Trustees. Mr. Bock and Mr. West are each elected by the holders of Common and Preferred Shares. Mr. Cogan is elected by the holders of Preferred Shares, only. The affirmative vote of a plurality of the Common and Preferred Shares for each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect such nominee for Trustee designated to be elected by the Common and Preferred Shares. The affirmative vote of a plurality of the Preferred Shares for each fund present at the meeting in person or by proxy is required to elect such nominee for Trustee designated to be elected by the Preferred Shares. This means that the three nominees receiving the greatest number of votes with respect to the voting class or classes, as the case may be, will be elected as Class II Trustees to the Board of Pioneer High Income Trust and Class I Trustees to the Board of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust.

Recommendation
     For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote FOR each of Mr. Bock, Mr. Cogan and Mr. West.

                               AUDITOR INFORMATION

Audit fees
     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of each fund's annual financial statements and fees related to consents and comfort letters for the two most recent fiscal years contained in the annual reports filed by each fund for such years were as follows:

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2007         ended 3/31/2006
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................          $38,545                 $23,920
Pioneer Municipal High Income Advantage Trust .........          $38,545                 $26,335

                                                           For the fiscal year     For the fiscal year
                                                            ended 4/30/2007         ended 4/30/2006
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust ...................          $38,545                 $26,335

                                                           For the fiscal year     For the fiscal year
                                                            ended 11/30/2006        ended 11/30/2005
------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust ...........................          $38,110                 $83,500

Audit-related fees
     The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to the review of each fund's semi-annual financial statements and agreed upon procedures related to the ratings of each fund's Preferred Shares for the two most recent fiscal years. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2007         ended 3/31/2006
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................          $9,285                  $8,500
Pioneer Municipal High Income Advantage Trust .........          $9,285                  $8,500

                                                           For the fiscal year     For the fiscal year
                                                            ended 4/30/2007         ended 4/30/2006
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust ...................          $9,825                  $8,500

                                                           For the fiscal year     For the fiscal year
                                                            ended 11/30/2006        ended 11/30/2005
------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust ...........................          $8,925                  $14,500

Tax fees
     The aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years were as follows. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                                           For the fiscal year    For the fiscal year
                                                             ended 3/31/2007        ended 3/31/2006
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................          $7,820                  $6,800
Pioneer Municipal High Income Advantage Trust .........          $7,820                  $6,800

                                                           For the fiscal year     For the fiscal year
                                                            ended 4/30/2007         ended 4/30/2006
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust ...................          $7,820                  $6,800

                                                           For the fiscal year     For the fiscal year
                                                            ended 11/30/2006        ended 11/30/2005
------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust ...........................          $7,515                  $6,800

All other fees
     There were no fees billed for other services rendered by Ernst & Young LLP to the funds.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved
     Each fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended March 31, 2007 and 2006, for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval. For the fiscal years ended April 30, 2007 and 2006, for Pioneer Municipal High Income Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal years ended November 30, 2006 and 2005, for Pioneer Floating Rate Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval.

General Audit Committee Approval Policy

o For all projects, each of the officers of the funds and the funds' independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

Aggregate Non-Audit Fees
     The aggregate non-audit fees for each fund and its affiliates, as previously defined, were as follows.

                                                           For the fiscal year    For the fiscal year
                                                             ended 3/31/2007        ended 3/31/2006
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................          $17,110                 $15,300
Pioneer Municipal High Income Advantage Trust .........          $17,110                 $15,300

                                                           For the fiscal year     For the fiscal year
                                                            ended 4/30/2007         ended 4/30/2006
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust ...................          $17,105                 $15,300

                                                           For the fiscal year     For the fiscal year
                                                            ended 11/30/2006        ended 11/30/2005
------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust ...........................          $16,440                 $21,300

     The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                       INFORMATION CONCERNING THE MEETINGS

Outstanding shares and quorum
     As of the record date, the following Common and Preferred Shares of beneficial interest were outstanding for each fund:

                                                  Common Shares       Preferred Shares
----------------------------------------------------------------------------------------
Pioneer High Income Trust ....................      27,120,201          2,020 Series M
                                                                        2,020 Series W
                                                                       2,000 Series TH
Pioneer Municipal High Income Trust ..........      22,120,893          2,000 Series A
                                                                        2,040 Serie  B
Pioneer Municipal High Income Advantage Trust       22,740,627          3,000 Series A
                                                                        3,000 Series B
Pioneer Floating Rate Trust ..................      24,399,062         3,130 Series M7
                                                                       3,125 Series W7
                                                                      3,125 Series TH7

     Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each series or class of each fund or one third of the outstanding shares of each fund, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business with respect to such class or classes for each fund, respectively.

Ownership of shares of the funds
     To the knowledge of each fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of each class of a fund:

Pioneer High Income Trust

Record Holder                       Share Class      Number of Shares     % of Class
------------------------------------------------------------------------------------
Cede & Co.                          Common              27,028,188           99.66
Box 20
Bowling Green Station
New York, NY 10004
------------------------------------------------------------------------------------
UBS Financial Services, Inc.        Series M                   339           16.78
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
------------------------------------------------------------------------------------
                                    Series TH                  141            7.05
------------------------------------------------------------------------------------
                                    Series W                   231           11.44
------------------------------------------------------------------------------------
Credit Suisse                       Series W                   126            6.24
11 Madison Ave.
New York, NY 10010-3629
------------------------------------------------------------------------------------
Dean Witter                         Series M                   493           24.41
Harborside Financial Center
34 Exchange Place Plaza 2,
2nd Floor
Jersey City, NJ 07311
------------------------------------------------------------------------------------
                                    Series TH                  736           36.80
------------------------------------------------------------------------------------
                                    Series W                   315           15.59
------------------------------------------------------------------------------------
Deutsche Bank Securities            Series W                   404           20.00
60 Wall Street
New York, NY 10005
------------------------------------------------------------------------------------
Merrill Lynch                       Series M                   581           28.76
4804 Deer Lake Drive East
4th Floor
Jacksonville, FL 32232-5286
------------------------------------------------------------------------------------
                                    Series TH                  592           29.60
------------------------------------------------------------------------------------
                                    Series W                   219           10.84
------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.      Series M                   267           13.22
333 West 34th Street 3(rd) Floor
New York, NY 10001-2402
------------------------------------------------------------------------------------
                                    Series W                   192            9.50
------------------------------------------------------------------------------------

Record Holder                       Share Class          Number of Shares   % of Class
-----------------------------------------------------------------------------------------
CIBC World Markets                  Series M                  107            5.30
Oppenheimer Tower
World Financial Center
200 Liberty Street
New York, NY 10281-0000
-----------------------------------------------------------------------------------------
                                    Series TH                  224           11.20
-----------------------------------------------------------------------------------------
                                    Series W                   323           15.99
-----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock              Series M                   197            9.75
125 Broad Street
16th Floor
New York, NY 10004-2464
-----------------------------------------------------------------------------------------
                                    Series TH                  200           10.00
-----------------------------------------------------------------------------------------
                                    Series W                   199            9.85
-----------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

Record Holder                            Share Class     Number of Shares     % of Class
------------------------------------------------------------------------------------------
Cede & Co.                              Common              22,663,376           99.66
Box 20
Bowling Green Station
New York, NY 10004
------------------------------------------------------------------------------------------
UBS Financial Services, Inc.            Series A                   819           27.30
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
------------------------------------------------------------------------------------------
                                        Series B                 1,085           36.17
------------------------------------------------------------------------------------------
Merrill Lynch                           Series A                   575           19.17
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
------------------------------------------------------------------------------------------
                                        Series B                   209            6.97
------------------------------------------------------------------------------------------
Wachovia Securities                     Series A                   170            5.67
901 East Byrd St
Richmond, VA 23219
------------------------------------------------------------------------------------------
                                        Series B                   332           11.07
------------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                  Series A                   861           28.70
125 Broad Street 16th Floor
New York, NY 10004-2464
------------------------------------------------------------------------------------------
                                        Series B                 1,010           33.67
------------------------------------------------------------------------------------------
Jeffries & Company Inc.                 Series B                   242            8.07
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000
------------------------------------------------------------------------------------------
Dean Witter                             Series A                   206            6.87
Harborside Financial Center
34 Exchange Place Plaza 2,
2nd Floor
Jersey City, NJ 07311
------------------------------------------------------------------------------------------
Morgan Keegan                           Series A                   272            9.07
50 North Front Street
Memphis, TN 38103-2126
------------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust

Record Holder                           Share Class     Number of Shares     % of Class
------------------------------------------------------------------------------------------
Cede & Co.                              Common              21,992,494           99.42
Box 20
Bowling Green Station
New York, NY 10004
------------------------------------------------------------------------------------------
UBS Financial Services, Inc.            Series A                   685           34.25
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
------------------------------------------------------------------------------------------
                                        Series B                   545           26.72
------------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                  Series A                   541           27.05
125 Broad Street, 16th Floor
New York, NY 10004-2464
------------------------------------------------------------------------------------------
                                        Series B                   539           26.42
------------------------------------------------------------------------------------------
Merrill Lynch                           Series A                   151            7.55
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
------------------------------------------------------------------------------------------
                                        Series B                   176            8.63
------------------------------------------------------------------------------------------
Morgan Keegan                           Series A                   252           12.60
50 North Front Street
Memphis, TN 38103-2126
------------------------------------------------------------------------------------------
                                        Series B                   210           10.29
------------------------------------------------------------------------------------------
Wachovia Securities                     Series A                   182            9.10
901 East Byrd St
Richmond, VA 23219
------------------------------------------------------------------------------------------
                                        Series B                   162            7.94
------------------------------------------------------------------------------------------
Jeffries & Company Inc.                 Series B                   105            5.15
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000
------------------------------------------------------------------------------------------
Dean Witter                             Series A                   107            5.35
Harborside Financial Center
34 Exchange Place Plaza 2,
2nd Floor
Jersey City, NJ 07311
------------------------------------------------------------------------------------------
                                        Series B                   223           10.93
------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust

Record Holder                       Share Class     Number of Shares     % of Class
------------------------------------------------------------------------------------------
Cede & Co.                          Common              24,388,145           99.96
Box 20
Bowling Green Station
New York, NY 10004
------------------------------------------------------------------------------------------
UBS Financial Services, Inc.        Series M7                  579           18.50
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
------------------------------------------------------------------------------------------
                                    Series TH7                 649           20.77
------------------------------------------------------------------------------------------
                                    Series W7                  896           28.67
------------------------------------------------------------------------------------------
Merrill Lynch                       Series M7                1,916           61.21
4804 Deer Lake Drive East
4th Floor
Jacksonville, FL 32232-5286
------------------------------------------------------------------------------------------
                                    Series TH7               1,685           53.92
------------------------------------------------------------------------------------------
                                    Series W7                1,525           48.80
------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.      Series M7                  240            7.67
333 West 34th Street 3rd Floor
New York, NY 10001-2402
------------------------------------------------------------------------------------------
                                    Series TH7                 267            8.54
------------------------------------------------------------------------------------------
                                    Series W7                  331           10.59
------------------------------------------------------------------------------------------
Oppenheimer/Fahnestock              Series M7                  395           12.62
125 Broad Street
16th Floor
New York, NY 10004-2464
------------------------------------------------------------------------------------------
                                    Series TH7                 524           16.77
------------------------------------------------------------------------------------------

Shareholder proposals
     Under Rule 14a-8 of the Exchange Act (relating to shareholder proposals), any shareholder proposal that may properly be included in your fund's proxy statement for the 2008 annual meeting, must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 120 calendar days prior to the anniversary of the date of mailing of the fund's proxy statement for the 2007 annual meeting, or on or before April 7, 2008. A proposal that is not to be included in a fund's proxy statement may be made at the 2008 annual meeting for such fund only if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for this year's annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2008 annual meeting for a fund is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for this year's annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2008 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2008 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2008 meeting is first made by the fund. The fund's By-laws require that certain information must be provided by the shareholder to the fund when notice of a nominee for election as a Trustee or proposal is submitted to the fund.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Pioneer Floating Rate Trust currently expects to hold the next annual shareholders' meeting on or about June 24, 2008, which date is subject to change. Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust currently expect to hold the next annual shareholders' meeting on or about August 5, 2008, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting
     Any shareholder who has given his or her proxy to someone generally has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the nominees in Proposal 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

     For each fund, one-third of the outstanding shares of each series or class, or one-third of the outstanding shares of the fund, entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting with respect to such series or class, or with respect to the entire fund, respectively. For the two Trustees to be elected by the holders of the Common and Preferred Shares, voting together as a single class, one-third of the outstanding shares of the Common and Preferred Shares, counted together, constitutes a quorum. For the one Trustee to be elected by the holders of the Preferred Shares, voting as a separate class, one-third of the outstanding shares of the Preferred Shares constitutes a quorum. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. However, an abstention from voting has the same effect as a vote against a proposal. Also, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting for an election of Trustees. On any matter submitted to a vote of shareholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

Other business
     While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses
     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, American Stock Transfer & Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

August 3, 2007

[LOGO]PIONEER
      Investments(R)

                          PIONEER FLOATING RATE TRUST                     PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 11, 2007

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and managements proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 11, 2007, at 11:00 a.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Floating Rate Trust, 60 State Street, 26(th) Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                       Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.



                       ---------------------------------------------------------
                       Signature(s) [Title(s) if applicable]           Date


                       ---------------------------------------------------------
                       Signature of joint owner, if any                Date


--------------------------------------------------------------------------------
                                    FOLD HERE

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |X|

1. To elect two Class I trustees of Pioneer Floating Rate Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

                                FOR     WITHHOLD
01.  David R. Bock              | |       | |

02.  Stephen K. West            | |       | |


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.


--------------------------------------------------------------------------------
SCANNER BAR CODE                                               COMMON

TAG ID:  12345678                                              Cusip:  72369J102
--------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)

                           PIONEER HIGH INCOME TRUST                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 11, 2007

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and managements proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 11, 2007, at 11:00 a.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer High Income Trust, 60 State Street, 26(th) Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                       Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                       ---------------------------------------------------------
                       Signature(s) [Title(s) if applicable]            Date


                       ---------------------------------------------------------
                       Signature of joint owner, if any                 Date



--------------------------------------------------------------------------------

                                    FOLD HERE

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |X|

1. To elect two Class II trustees of Pioneer High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

                                FOR     WITHHOLD

01.  David R. Bock              | |       | |

02.  Stephen K. West            | |       | |


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.


--------------------------------------------------------------------------------
SCANNER BAR CODE                                              COMMON

TAG ID:  12345678                                             Cusip:  72369H106
--------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)

                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST            PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 11, 2007

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and managements proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 11, 2007, at 11:00 a.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Municipal High Income Advantage Trust, 60 State Street, 26(th) Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I
(we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                       ---------------------------------------------------------
                       Signature(s) [Title(s) if applicable]            Date


                       ---------------------------------------------------------
                       Signature of joint owner, if any                 Date


--------------------------------------------------------------------------------
                                    FOLD HERE

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |X|

1. To elect two Class I trustees of Pioneer Municipal High Income Advantage Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

                                FOR     WITHHOLD
01.  David R. Bock              | |        | |

02.  Stephen K. West            | |        | |


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.


--------------------------------------------------------------------------------
SCANNER BAR CODE                                              COMMON

TAG ID:  12345678                                             Cusip:  723762100
--------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)

                       PIONEER MUNICIPAL HIGH INCOME TRUST                PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 11, 2007

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and managements proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 11, 2007, at 11:00 a.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Municipal High Income Trust, 60 State Street, 26(th) Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                       Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                       ---------------------------------------------------------
                       Signature(s) [Title(s) if applicable]          Date


                       ---------------------------------------------------------
                       Signature of joint owner, if any               Date


--------------------------------------------------------------------------------
                                    FOLD HERE

                          YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |X|

1. To elect two Class I trustees of Pioneer Municipal High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

                                FOR     WITHHOLD
01.  David R. Bock              | |       | |

02.  Stephen K. West            | |       | |


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.


--------------------------------------------------------------------------------
SCANNER BAR CODE                                              COMMON

TAG ID:  12345678                                             Cusip:  723763108
--------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)

                          PIONEER FLOATING RATE TRUST                     PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 11, 2007

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and managements proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 11, 2007, at 11:00 a.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Floating Rate Trust, 60 State Street, 26(th) Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]             Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                  Date


--------------------------------------------------------------------------------
                                    FOLD HERE

                          YOUR VOTE IS VERY IMPORTANT
    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |X|


1. To elect three Class I trustees of Pioneer Floating Rate Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

                                                               FOR     WITHHOLD
                            1.   David R. Bock                 | |       | |

                            2.   John F. Cogan, Jr.            | |       | |

                            3.   Stephen K. West               | |       | |


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.


--------------------------------------------------------------------------------
SCANNER BAR CODE                                      PREFERRED

TAG ID:  12345678                                     CUSIP: 72369J201,300, 409
--------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)

                           PIONEER HIGH INCOME TRUST                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 11, 2007

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and managements proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 11, 2007, at 11:00 a.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer High Income Trust, 60 State Street, 26(th) Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]           Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                Date


--------------------------------------------------------------------------------
                                    FOLD HERE

                          YOUR VOTE IS VERY IMPORTANT
    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |X|


1. To elect three Class II trustees of Pioneer High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

                                                        FOR     WITHHOLD
                            1.   David R. Bock          | |        | |

                            2.   John F. Cogan, Jr.     | |        | |

                            3.   Stephen K. West        | |        | |


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.
--------------------------------------------------------------------------------
SCANNER BAR CODE                                      PREFERRED

TAG ID:  12345678                                     CUSIP: 72369H205, 304, 403
--------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)

                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST            PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 11, 2007

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and managements proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 11, 2007, at 11:00 a.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Municipal High Income Advantage Trust, 60 State Street, 26(th) Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]           Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                Date


--------------------------------------------------------------------------------
                                    FOLD HERE

                          YOUR VOTE IS VERY IMPORTANT
    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |X|

1. To elect three Class I trustees of Pioneer Municipal High Income Advantage Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

                                                              FOR     WITHHOLD
                                1.   David R. Bock            | |       | |

                                2.   John F. Cogan, Jr.       | |       | |

                                3.   Stephen K. West          | |       | |


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.


--------------------------------------------------------------------------------
SCANNER BAR CODE                                           PREFERRED

TAG ID:  12345678                                          CUSIP: 723762209, 308
--------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)


                       PIONEER MUNICIPAL HIGH INCOME TRUST                 PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 11, 2007


This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and managements proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 11, 2007, at 11:00 a.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Municipal High Income Trust, 60 State Street, 26(th) Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]            Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                 Date


--------------------------------------------------------------------------------
                                    FOLD HERE

                           YOUR VOTE IS VERY IMPORTANT
     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |X|

1. To elect three Class I trustees of Pioneer Municipal High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:


                                                                FOR     WITHHOLD
                                1. David R. Bock                | |       | |

                                2. John F. Cogan, Jr.           | |       | |

                                3. Stephen K. West              | |       | |


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.


--------------------------------------------------------------------------------

SCANNER BAR CODE                                          PREFERRED

TAG ID:  12345678                                         CUSIP: 723693207, 306
--------------------------------------------------------------------------------